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                                                                    EXHIBIT 23.4

                               DIRECTOR'S CONSENT

I hereby consent to the use of my name in the Registration Statement on Form S-1 of Artisan Entertainment Inc. under the headings "Management" and "Principal and Selling Stockholders."

/s/ Joseph O' Donnell
  ___________________________
  Joseph O' Donnell

Dated: February 10, 2000